UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2004

CRAY INC.

(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation or organization)	0-26820 (Commission File Number)	93-0962605 (I.R.S. Employer Identification No.)

411 First Avenue South, Suite 600
Seattle, WA 98104-2860
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(206) 701-2000
Registrant’s facsimile number, including area code:	(206) 701-2500

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURES

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) Scott J. Poteracki, Senior Vice President – Finance and Chief Financial Officer, has resigned effective November 9, 2004. Mr. Poteracki will assume similar positions with MTI Technology Corporation of Tustin, California.

(c) Kenneth W. Johnson, 62, currently Senior Vice President and General Counsel, will assume the position of interim Chief Financial Officer. Mr. Johnson joined Cray in 1997 as Vice President – Finance, Chief Financial Officer and General Counsel, and served as Vice President – Finance and Chief Financial Officer until December 2001. Prior to joining Cray, he practiced law in Seattle for twenty years with Stoel Rives LLP and predecessor firms, where his practice emphasized corporate finance.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CRAY INC.
By	/s/ Kenneth W. Johnson
Kenneth W. Johnson
Senior Vice President and General Counsel

October 26, 2004